Exhibit 99.1
Company Overview Current Proxy Contest July 2009

Forward Looking Statement This presentation contains certain statements regarding the Company’s plans and expectations, which are forward-looking statements and are made pursuant to the Safe Harbor provision of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s views at the time such statements are made, with respect to the Company’s future plans, objectives, events and financial results such as revenues, expenses, income, earnings per share, operating margins, financial position, expected results of operation and other financial items, as well as industry trends and observations. In addition, words such as estimate, expect, intend, should, could, will and variations of such words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and outcomes to differ materially from those described in the forward-looking statements. Risk factors exist and new risk factors emerge from time to time that may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company expressly disclaims any obligation to update, amend or clarify forward-looking statements. In addition to the foregoing, several risk factors are discussed in the Company’s most recently filed Annual Report on Form 10-K and other SEC filings, under the titles “Risk Factors” or “Cautionary Statements relating to Forward-Lo oking Statements” and those discussions regarding risk factors as well as the discussion of forward-looking statements in such sections are incorporated by reference in this presentation. www.tecumseh.com 1

Executive Summary Since August 2007, we have developed a strategic plan and begun moving Tecumseh toward our goal of restoring the Company’s brand promise Our plan has involved: • Building liquidity by shedding non-core operations, transforming hidden/idle assets into cash • Wringing out waste and inefficiencies created over the past several decades • Pursuing a “best cost country” strategy • Implementing an array of systems standardization initiatives • Strengthening our management team and corporate governance We have made significant progress executing against these objectives despite severe macroeconomic pressures, and we remain confident in our continued progress www.tecumseh.com 2

Historical Context In late 2006/early 2007, the Company was on the verge of bankruptcy. As a condition for a new loan, the Board agreed to make certain management changes, including replacing Todd Herrick as CEO. When they tried to impede and control the management succession plans, the Herricks were removed. Tecumseh as we found it: • Four regional, independent and fully vertically integrated compressor companies • Regional sales organizations focused primarily on selling what was designed and manufactured within their regions • Redundant, regional product development organizations creating regional product variants, making global sourcing impossible • Independent and incompatible data systems across each regional company Beginning in August 2007, with the appointment of Ed Buker as CEO, the Company’s Board and senior management initiated a comprehensive strategic review, which concluded in June 2008 www.tecumseh.com 3

Tecumseh Proxy Contest Overview Dissident Todd Herrick argues that change is necessary at the Board level and that Tecumseh should abandon its business strategy in favor of a return to his vision. This proxy contest presents shareholders with two fundamental questions: • Is a change in board leadership and strategic direction needed at Tecumseh? • Should the Herricks regain control and set the future direction? Proxy decision points: • Board Slate - Dissident Board control not justified based on 1% direct and 5% indirect economic interest - Dissident drove the Company to the brink of bankruptcy when they controlled it - Full Tecumseh Board slate provides strongest qualifications; we believe hand-picked dissident candidates can not compete • Recapitalization - Align voting control with economic interest - 10% premium for B shares is necessary www.tecumseh.com 4

Our Proposal: Highly Qualified Director Nominees Ed Buker Chairman, President & CEO Formerly President and CEO of Citation Corporation (supplier of metal components) Jeffry N. Quinn Chairman of the Board, President, and CEO of Solutia, Inc. (specialty chemical and materials company) William E. Aziz Chief Restructuring Officer of Hollinger, Inc. and President of BlueTree Advisors (operational, financial and strategic planning advisory services) Leonard M. Anthony Former President and CEO of WCI Steel prior to its sale to Severstal Warren, former Executive Vice President and CFO of Dresser-Rand Group, a global supplier of compressors, turbines and control systems, and former CFO and Treasurer of International Steel Group (acquired by Mittal Steel). David A. Bloss Sr. Most recently Chairman of Circor International, a company that designs, manufactures and distributes valves and related fluid control products Greg C. Smith Principal of Greg C. Smith LLC, a consulting firm focused on the financial services, automotive and environmental markets. Former Vice Chairman of Ford Motor Company, serving in a number of capacities over 30 years with Ford, including Chairman and CEO of Ford Motor Credit and Executive Vice President and President of the Americas for Ford Motor Company Bill Barker Former Group Director of Beverage Cans of Rexam PLC, a global consumer packaging company and beverage can maker with annual revenues of $7.5 billion, of which the beverage can business accounted for approximately $5.4 billion of the total revenue www.tecumseh.com 5

Our Nominees: A Clear Difference in Experience Our New Public International* Manufacturing* Restructuring* Candidates Company* Anthony X X X X Barker X X X X Bloss X X X X Smith X X X X Herrick Nominees www.tecumseh.com 6

Recapitalization Transaction: Align Voting Control with Economic Interest • After extensive deliberations, including with senior management and the Company’s legal and financial advisors, our Board determined that a recapitalization that aligns shareholders’ voting and economic interests is fair and in the best interests of all shareholders and should be submitted for shareholder approval • Advantages include: - Aligns voting and economic interests - Treats holders of Class A and B shares equally - Increases liquidity - Flexibility for acquisitions or sale of the Company • In its deliberations, the Board determined that offering a 10% premium to Class B shareholders, to increase the likelihood that shareholder approvals for the recapitalization were obtained would be in the best interests of all shareholders - The Board concluded that certain Class B shareholders would only support the recapitalization if an economic premium was offered in respect of the Class B shares - Based on a cost-benefit analysis, the Board determined that the recapitalization proposal was in the best interest of all shareholders • We believe a recapitalization transaction is widely supported by shareholders other than the Herricks, the Foundation which they control and their affiliates • The Company’s recapitalization proposal, which the Herrick Foundation now opposes, is substantively the same as the recapitalization transaction the Herricks promised to support only months ago to garner shareholder support in the November proxy contest www.tecumseh.com 7

Current Leadership • While the Herricks have been pursuing control through the courts and the current proxy contest, the Board and management team have been busy operating the company during a challenging time ... www.tecumseh.com 8

Our Strategic Plan is Sound and Our Execution is Solid The Board, working in conjunction with independent advisors, including strategic planning experts, CRA, and investment banking firm, Rothschild, carefully evaluated management’s strategic plan and every reasonable option to determine the best opportunity for maximizing shareholder return, including: • Sale of the business in its entirety, by assessing: - Interested and capable strategic/financial buyers - Opportunities for synergies - Favorability of current market conditions, level of M&A activity - Company pricing, based on recent financial performance • Sale of the business in parts, by evaluating: - Separable and saleable potential of operations and products - Sale value via breakup as compared to other options • If not sold — options for maximizing profitability and cash flow over the next five years: - Footprint rationalization - Establishment of joint ventures and technology alliances - Changes in the marketing and sales organization - Introduction of new products - Elimination of unprofitable products / customers • Distribution of available cash to shareholders www.tecumseh.com 9

Our Strategic Plan: Initial Conclusions After careful deliberations, including with the Company’s senior management team and its independent advisors, the Board (with only Kent Herrick dissenting) came to the following material conclusions: • Regional entities could conceivably operate independently — but ... - Each would be capable of competing only in limited markets • N. America N. America commercial and specialty AC • Europe Europe commercial • India India/Middle East R&F, commercial and AC • Brazil Cross-regional R&F and Latin America light commercial and AC - Selling one/several entities would require supply agreements with remaining entities • Value available from a breakup appears modest - Given LTM performance of each regional operation — each would likely be a distressed sale - Damage brand reputation and distribution channels (liquidated operations) — provide value to strategic buyer; in light of severance cost and contingent liabilities, net liquidation value is less than current market value - Despite lack of empirical evidence, it is possible that breakup value today exceeds value of selling complete entity — however ... The greatest shareholder value could be generated by pursuing a Best Cost Country (BCC) strategy for significant margin improvement www.tecumseh.com 10

Our Strategic Plan: Rationale • BCC Strategy: Lower-cost manufacturing (including Brazil and India) + Product customization in strategic markets (N. America and Europe) = Greater value than any current disposition strategy, whether in whole or in parts* • Both breakup and complete-sale values today are much lower than value expected underthe BCC plan • We have a proven history of pursuing breakup strategy using the same methodology with successful results (Fasco, Engine & Powertrain, MP Pumps, Little Giant) • Based on that experience, there are no legitimate indicators that the breakup of the compressor business will yield an attractive return * Independent regional companies could cross-supply via agreements, but the added frictions and mark-ups from independence make the activity less efficient as a primary strategy, relative to the BCC plan www.tecumseh.com 11

Implementation of Our Strategic Plan • Initiate in 2008, continue in 2009 • BCC moves in time, on budget with improved quality • Scroll compressor introduced after decades of failure by Herricks • Rationalization of product offerings based on market need and profitability • Recent plan refinements in response to global economic meltdown, to focus efforts on preserving cash www.tecumseh.com 12

18-Month Progress Report: Driving Progress, Building Momentum • New management team — added new talent with extensive global manufacturing perspective • New global processes — ensuring efficiency and consistency in all regions and disciplines • Global Oracle implementation — expanded data for analysis and continuous improvement • BCC analysis and implementation — adjusted production to lower cost countries (India, Brazil) with customization in local end-markets • Reduced vertical integration — outsourced non-core manufacturing to lower-cost sources, including lamination, machining, castings, stamping, resulting in lower costs and enhanced operating efficiency • Expanding offering in high-growth/high-margin applications www.tecumseh.com 13

18-Month Progress Report: Driving Progress, Building Momentum • Strengthening the team across regions and functions — focus on people, expanding team on a global basis • Growing profitable product lines - Scroll — beginning to take orders for compressors and condensing units - Materflux® (viable speed) — growing position - Silensys® (condensing unit) — growing position • Investing in new products/services - Reciprocating — enhancing and rationalizing - Rotary — expanding - Scroll — expanding - Masterflux — expanding - Condensing units — enhancing - Application development — expanding - Optional extended warranty protection — new offering • More effectively managing working capital • Rationalization of product offerings based on market needs and profitability www.tecumseh.com 14

Competitive Culture Scoreboard Functional Area Herrick Management: Where We are Headed 2006 Engineering Projects A large number of engineering With prioritization process and focus on projects were underway — each a top few projects, we are aiming to controlled at a regional level. achieve faster completion rates and Few projects were being generate better margins and profitability completed and many were •Initiative: Projects portfolio review producing little or no revenue process; Profit to investment ranking metric on projects Control of Projects Because product-development Tecumseh is eliminating duplication and projects were controlled strengthening global brand identity as it regionally, Tecumseh frequently implements global standards for product invested in duplicate projects in development and projec ts utilizing different regions global pool of resources •Initiative: Global new products development process www.tecumseh.com 15

Competitive Culture Scoreboard Functional Area Herrick Management: Where We are Headed 2006 Manufacturing Tecumseh lacked a presence in Tecumseh is improving customer Footprint crucial markets — despite 14 satisfaction and reducing costs as it manufacturing facilities optimizes manufacturing and warehousing locations and while creating new presence in Mexico and China Oversight of No global process for oversight We are standardizing quality globally; Manufacturing of manufacturing objectives, streamlining manufacturing; establishing Operations quality or performance — each greater accoun tability country operation set difference • Initiatives: Management Scorecard objectives and Key Performance Indicators; Lean Initiative; Global Quality Road Map Process www.tecumseh.com 16

Competitive Culture Scorecard Functional Area Herrick Management: Where We are Headed 2006 Purchasing Process Each region handles its As we standardize parts to get best sources, own purchasing we also are minimizing the impact of currency independently fluctuations •Initiative: Replace nine regional purchasing centers with one global sourcing team. Members are located in areas of operations or concentration of suppliers, providing local control of global initiatives. Regional supplier development in support of all using entities Operations Tracking Limited ability to forecast We are more efficiently using capital, or track corporate sales, improving delivery time and improving financial performance or inventory turns inventory levels •Initiatives: Institute Sales Inventory & Operations Planning process which will drive business planni ng outlook ability from 0-12 months www.tecumseh.com 17

Competitive Culture Scorecard Functional Area Herrick Management: 2006 Where We are Headed Financial Processes Lack of detailed consolidated Enhanced margin management, information, processes and spending controls, financial decision-formal financial analysis function making and competitive benchmarking, hampered ability to effectively including: forecast and budget •Integration and expansion of analysis and budgeting tools •Streamlining of disparate systems, departments and controls to reduce costs Employee No compensation performance Global structures and processes Compe nsation and management or talent established in each area with Management management processes differentiated pay for top performers and a robust talent management culture Employee Very limited employee Communications forums and Communications communications technologies established to inform employees of strategy and solicit input www.tecumseh.com 18

Competitive Culture Scorecard Functional Area Herrick Functional Where We are Headed Management: 2006 Sales & Marketing Loss of business due to lack of Create price premiums based on Initiatives price competitiveness — renewed brand perception accelerated by eroding brand •Pricing decisions based on total equity. Lack of marketing plans or competitive value delivered brand management. Weak sales •Redefine marketing plans, market channel strategy in key, emerging segment-based strategic direction markets: China, South East Asia, •Introduce strong strategic global Eastern Europe, Russia. marketing •Better organize marketing communications initiatives www.tecumseh.com 19

Competitive Culture Scorecard Functional Area Herrick Functional Where We are Headed Management: 2006 Corporate •Outdated committee charters •Updated committee charters and Governance and governance guidelines corporate governance guidelines •Insufficient attention to •Implemented a “Say on Pay” policy, compliance systems providing an advisory shareholder vote •Antiquated dual-class capital on executive compensation structure •Approved a recapitalization •No systematic board evaluation transaction, subject to share holder and nomination process approval — will eliminate the poison pill and Class A protection provision •Strengthened director qualifications by bringing in Edwin L. Buker, William E. Aziz, and Jeffry N. Quinn as directors in 2007 •Continuing to strengthen director independence and qualifications • Performed thorough search for 2009 Board nominees with assistance of Korn-Ferry, the world’s largest executive recruiting firm www.tecumseh.com 20

Fundamental Questions: • Should Tecumseh abandon its strategic plan now? - The “change” that was necessary to save Tecumseh from the disastrous circumstances of 2006 is already happening, and it is being driven by the current Board and management team. - We have developed and refined our strategic vision - We have implemented our integrated global operational approach - We have sharpened our focus on products, services and markets that can yield sustainable profits - Our financial results, impacted by the global recession, do not yet fully reflect the changes we have implemented; but we have positioned the Company to weather the current downturn and anticipate growth as the market returns • Can the Herricks make the case that they should control the Company and abandon the current strategy? www.tecumseh.com 21

Fundamental Questions: The answer to each question is NO • The Herrick proposals amount to a return to the principles that led the Company to the brink of bankruptcy • The Herrick proposals are designed to serve their own interests, which are misaligned with those of other shareholders • Herrick representation combined with their outsized voting power, would likely ensure a recapitalization does not occur and their perpetual entrenchment is likely • Herrick representation would bring expanded risks to the Company and shareholders, particularly with current legal issues • The desire of the Herricks to take actions that would drain cash could endanger the Company’s financial position and long-term viability www.tecumseh.com 22

Herricks: A Pattern of Value Destruction As the Company’s prior management team, Todd and Kent Herrick presided over a period of dramatic value destruction characterized by poor strategic decisions and non-accretive acquisitions including: • Failed to promptly react to changes in global markets and emergence of competitors • Built engine facility in Brazil - Nearly $100M in operational losses and restructuring in last three years of operation • Purchased Fasco — $411M - Sold for a $180M loss five years later; retained certain liabilities • Failed to develop a viable scroll compressor despite decades of design and investment - Invested more than $45M in new production facility without viable product; wrote off entire investment • At the end of 2006, Tecumseh suffered substantial operating losses in every segment in continuing operations and was in a net cash position of ($298.6) million — continuing a multi-year pattern of heavy net losses and negative cash flow • Tecumseh’s auditors, after reviewing the deteriorating financial condition, questioned whether the Company could remain financially viable • In late 2006/early 2007, the Company was on the verge of bankruptcy. As a condition for a new loan, the Board agreed to make certain management changes, including replacing Todd Herrick as CEO. When they tried to impede and control the management succession plans, the Herricks were removed • Todd Herrick’s attempts to rewrite history and blame others for his failures ring hollow in the face of these indisputable facts www.tecumseh.com 23

Herrick Agenda - Misalignment with Interests of All Shareholders The dual share-class structure and Herrick agenda to regain control of the Company are misaligned with the interests of all shareholders • Unlike most investors, the Herricks are above all concerned with control of the Company and they are willing to destroy the value of their investment in their quest to achieve control • The Herricks admit that they oppose a recapitalization that is in the best interests of all shareholders because they wish to preserve their disproportionate voting power • Their behavior toward the Company is unlike other shareholders. They refuse to work constructively or appropriately with the Board or current management, opting instead to view business issues as personal and to ignore their duties to all shareholders when it suits their personal agenda www.tecumseh.com 24

Herrick Agenda - Misalignment with Interests of All Shareholders The Herricks’ use of millions of dollars from the Herrick Foundation, a charitable trust controlled by Todd Herrick, to fund their litigation and fight for control of the Company sparked an investigation by the Michigan Attorney General and resulted in a court-ordered appointment of a special fiduciary to investigate apparent conflicts of interest and possible inappropriate use of the Foundation’s assets (including its shareholdings in Tecumseh) The Attorney General’s court filing alleges that these practices may violate: • Numerous legal standards expressly forbidding the use of such assets for private gain or benefit • The Foundation’s own charitable mission www.tecumseh.com 25

Herrick Agenda - Misalignment with Interests of All Shareholders In addition, the Company believes Todd and Kent Herrick have refused tocooperate with the investigations by the U.S. Department of Justice (the DOJ) into possible anti-competitive activities in the compressor industry • The Company’s conditional leniency agreement with the DOJ — which exempts Tecumseh from certain fines and penalties — is conditioned on the Company’s continuing cooperation with the DOJ. The DOJ specifically excluded Todd and Kent Herrick based on, the Company believes, their refusal to cooperate with investigating authorities. Documents and witness testimony revealed during the investigation suggest that, at a minimum, the Herricks had knowledge of questionable business pr actices and potentially illegal anti-competitive activity. As a result, they remain subject to potential criminal prosecution. • The activity being investigated took place during the Herricks’ management tenure, yet the Herricks have not cooperated with the Company in its investigation and self-reporting to the DOJ. Their refusal to cooperate increased the risks, cost and complexity of the Company’s pursuit of conditional amnesty. In their proxy materials, and their communications with the Company, Todd and Kent Herrick have not denied knowledge of, or involvement in, the underlying activity that is the subjec t of the investigation. • Steve Lebowski has opposed the Audit Committee’s desire to review and strengthen internal controls in response to the discovery of the possible anti-competitive behavior. • Gerson Verissimo, former president of Tecumseh do Brasil, a long-time associate of the Herricks, has been named as a target in enforcement proceedings by Brazilian anti-trust authorities. As late as June, 2008, Todd and Kent Herrick, and their lawyers and financial advisors, were collaborating with Gerson Verissimo in unauthorized efforts to market the Company and restore the Herricks to control. • If the Herricks were to regain control of the Company, we are concerned that they may disrupt the Company’s ongoing cooperation with the authorities, which is essential to leniency. We believe this could have significant implications for the Company. www.tecumseh.com 26

The Real Ownership Picture Class A & B shares held as of June 30, 2009 * Represents the combined ownership interests of Todd Herrick, Kent Herrick and the Herrick Foundation www.tecumseh.com 27

The Math Doesn’t Add Up Todd Herrick owns only 21,906 voting shares (approximately 0.4% of voting shares) and no non-voting shares. Kent Herrick owns no shares. Other shares are held by the Foundation: Entity Class A Class B % of Class B % of Total Equity Herrick Foundation 0 769,426 15.2% 5.1% Todd Herrick 0 21,906 0.4% 0.1% Kent Herrick 0 0 0.0% 0.0% TOTAL 0 791,332 15.6% 5.2% www.tecumseh.com 28

If the Herricks Prevail: Potential Outcomes • With virtually no personal economic ownership in the Company, the Herricks will have appointed a majority of the Board — a fundamental contradiction of basic principles of good governance and fairness to all shareholders • Reinstallation of a failed regime and a possible return to historical performance - Poor shareholder returns - High debt levels - Operational losses - Poor investment decisions • Perpetuation of an antiquated dual-class share structure, put in place by the Herricks, that operates to preserve their disproportionate voting power • Possible additional risks regarding: - Auditor - SEC enforcement - Credit agreements www.tecumseh.com 29

If the Herricks Prevail: Potential Risks • Based on public proposals by the Herricks for cash dividends amid the current financial markets crisis and restoring expensive and inflexible vertical integration, among other things, the Company believes that the Herrick plans could jeopardize the Company’s liquidity • The Company’s conditional leniency agreement with the DOJ is conditioned on the Company’s full, truthful and ongoing cooperation with the DOJ. Throughout this matter, the Herricks have refused to provide full, truthful cooperation with the Company and, we believe, the DOJ. If the Herricks were to regain representation on the Company’s Board, we believe there are serious questions whether the Herricks hand-picked nominees, including Kent, will support ongoing cooperation with the DOJ that will preserve leniency and secure its critical advantages — especially in light of Steve Lebowski’s opposition to reviewing and strengthening internal controls - Rather than addressing the fundamental questions of whether they had knowledge of, or involvement with, the underlying activity being investigated, the Herricks instead seek to deflect such questions by arguing about the level of cooperation • The Herricks make no commitment that their initiatives will be pursued — according to their own proxy and based on their contradictory statements www.tecumseh.com 30

No Herrick Directors is Best for Shareholders • The Herrick nominees will, we believe, place the interests of the Herricks above the interests of all shareholders - We believe Kent Herrick’s and Steve Lebowski’s track records on the Board clearly demonstrate a willingness to further the Herricks’ pursuit of control with little regard to their fiduciary duties as directors - Terence Seikel and Zachary Savas — neither of whom were vetted through the Company’s usual nomination process — each have undisclosed past relationships with Honigman, Miller, the law firm representing Todd and Kent Herrick personally, the Herrick Foundation and the Herrick Family Trusts. Todd Herrick’s unilateral decisions, on behalf of the Foundation, to spend millions of dollars with the Honigman firm to pursue litigation and proxy fights is the subject of the inquiry by the Michiga n Attorney General • None of the Herricks’ nominees have comparable qualifications to any of our nominees • The Herricks have shown a willingness to say and do whatever it takes to maintain disproportionate influence over the Company, including proposing a recapitalization when it served their interest and then opposing it to maintain their voting power • The Herricks’ management track record was dismal, their past nominees have failed to add value to the Board and they offer no viable plans for the future www.tecumseh.com 31

Financial Results Financial Results Then (2007) Now ($ millions) 2007 1H08 2H08 1Q09 Net sales 1,116.8 549.0 419.9 148.1 Cost of sales 976.9 469.9 397.8 138.8 Selling and administrative expenses 130.8 65.9 62.9 32.2 When Impairments, restructuring charges, and other 7.2 3.8 39.7 5.9 volumes items Operating income (loss) 1.9 9.4 (80.5) (28.8) come back, % of Sales 0.2% 1.7% (19.2%) (19.4%) we expect target Interest expense 22.3 13.5 10.9 2.9 Interest income and other, net 6.2 5.1 4.6 0.8 profitability Income (loss) from continuing operations before taxes (14.2) 1.0 (86.8) (30.9) Tax (benefit) expense (8.2) 0.8 (6.7) (6.4) Income (loss) from continuing operations (6.0) 0.2 (80.1) (24.5) Income (loss) from discontinued operations, net of tax (172.1) 25.8 3.6 0.6 Net income (loss) (178.1) 26.0 (76.5) (23.9) Volume (MM units) 16.1 7.8 6.0 2.4 Ending Cash 76.8 178.6 113.1 88.0

Profitability will be driven by cost reduction, return of volume and BCC implementation Operating Income Evolution MM) $ Operating Income ( www.tecumseh.com 33

Herrick Track Record Comparison of Cumulative Total Return to Shareholders Under Last 5 Years of Herrick Leadership Herrick Era: Total Return to Shareholders 1/1/02 to 4/10/07 Peer Group includes: AAON, Inc., Altra Holdings, Inc., AZZ Incorporated, Baldor Electric Co., CIRCOR International Inc., Colfax Corporation, DXP Enterprises Inc., Franklin Electric Co. Inc., Gardner Denver Inc., Gorman-Rupp Co., Graco Inc., Graham Corp., IDEX Corp., Kaman Corp., LSB Industries Inc., Middleby Corp., Mueller Water Products, Inc., NCI Building Systems Inc., Quanex Building Products Corporation, Regal-Beloit Corp., Robbins & Myers Inc., Sauer-Danfoss Inc., AO Smith Corp., and Standex Inter national Corp. www.tecumseh.com 34

Our Track Record Comparison of Cumulative Total Return to Shareholders Under New Board/Management New Management Era: Total Return to Shareholders 4/11/07 to 6/30/09 Peer Group includes: AAON, Inc., Altra Holdings, Inc., AZZ Incorporated, Baldor Electric Co., CIRCOR International Inc., Colfax Corporation, DXP Enterprises Inc., Franklin Electric Co. Inc., Gardner Denver Inc., Gorman-Rupp Co., Graco Inc., Graham Corp., IDEX Corp., Kaman Corp., LSB Industries Inc., Middleby Corp., Mueller Water Products, Inc., NCI Building Systems Inc., Quanex Building Products Corporation, Regal-Beloit Corp., Robbins & Myers Inc., Sauer-Danfoss Inc., AO Smith Corp., and Standex Inter national Corp. www.tecumseh.com 35

The Right Choice The Current Management Team Offers: • A detailed strategic plan for the future of Tecumseh and the ability to execute the plan • Continued implementation of actions taken since 2007 to transform the Company into a world-class competitor • More efficient use of resources through a streamlined operation to address market demand • A stronger Board with four new, well-qualified nominees who add significant global manufacturing and restructuring experience • A new capital structure that is fair to all shareholders by aligning voting rights with economic interest www.tecumseh.com 36

Our Shareholders Can Choose Whether to: Allow the Herricks (with virtually no personal economic ownership in the Company) to select a majority of directors on the Company’s Board — a fundamental contradiction of basic principles of good governance and fairness to all shareholders; and Return control of Tecumseh to the Herricks — who, we believe, destroyed shareholder value when they ran the Company - OR - Support the Board’s recapitalization proposal and well-qualified nominees to sustain positive momentum in the marketplace We urge our shareholders to vote FOR the recapitalization, FOR the Company’s director nominees and AGAINST the Herrick Foundation using the WHITE proxy card. www.tecumseh.com 37

Appendices Section A: Our Strategic Plan Background Section B: Company Background Section C: Herrick Background www.tecumseh.com 38

Appendix Section A: Our Strategic Plan Background www.tecumseh.com 39

What We Represent The right strategic plan, governance and capital structure to support the New Tecumseh: • One Company, one share class • Best Cost Country operational footprint • Worldwide products and services • Global supply-chain strategy • Standardized processes and systems • Enhanced shareholder value www.tecumseh.com 40

We participate across compressor applications Tecumseh Hermetic Compressor Market Applications Commercial Refrigeration Household R&F Specialty AC Categories Display Case Beverage Refrigerator Residential • Food • Beverage dispenser • Bottle coolers • Water coolers • Top mount (No frost / • Ducted / Unitary • Water fountains direct cool) • Room air • Bottom mount • Mini-split • Side by side • Multi-split Ice Machine Electronics / Telecom • Built in • Dehumidifier • Under counter Reach-in / Walk-in Transport • Single door (direct cool & frost-free) and Sub- • Storage only • FOW • Merchandisers • Trucks Applications • Trains Freezer Light Commercial • Aircraft Other & Parts • Military • Upright • Mini-split • Chest • Multi-split • Vending Machines • Ducted / Unitary • Bulk milk Industrial / Process • PTAC / PTHP • Cryogenic • Soft serve • Chillers • Lab chillers • Other • Medical / Pharma Channels OEM and distribution — new, repair OEM primarily, some distribution for repair and design / build www.tecumseh.com 41

Our sales mix covers most applications and regions Tecumseh is the only major manufacturer to offer all three hermetic compressor technologies: reciprocating, rotary and scroll. www.tecumseh.com 42

We clarified market strategies by region and application www.tecumseh.com 43

Appendix Section B: Company Background www.tecumseh.com 44

Annual Meeting Agenda — August 14, 2009 • Vote on the election of directors for the following year • Approve the recapitalization proposal, providing for an amendment to our articles of incorporation in order to reclassify and convert (i) each nonvoting share of Class A Common Stock into one Common Share, each entitled to one vote per share; and (ii) each share of voting Class B Common Stock into 1.1 Common Shares, each entitled to one vote per share • Consider an advisory vote shareholder proposal submitted by the Herrick Foundation that the Board adopt a policy that provides shareholders the opportunity at each annual shareholder meeting to vote on an advisory resolution to ratify the compensation of the named executive officers; and • Ratify the appointment of the accounting firm of Grant Thornton LLP as our independent accountant for the current year www.tecumseh.com 45

Company Overview FOUNDED ... 1934 Tecumseh, Michigan HEADQUARTERS ... Completed move of global HQ to Ann Arbor, Michigan during 2H08 EXCHANGE LISTING ... TECUA (Class A non-voting shares), TECUB (Class B voting shares) on NASDAQ CORE COMPETENCY ... Independent, global manufacturer of hermetically sealed compressors for residential and commercial refrigerators, freezers, water coolers, dehumidifiers, window air conditioning units, and residential and commercial central system air conditioners and heat pumps ADDRESSABLE END MARKET ... Four primary applications: • Commercial refrigeration applications and aftermarket distribution • Household refrigerators and freezers • Mid-size to large unitary central air conditioning systems (niche/high-temperature environments) • Room air conditioners (niche/high-temperature environments) www.tecumseh.com 46

Our Current Board Ed Buker Chairman, President & CEO Formerly President and CEO of Citation Corporation (supplier of metal components) Peter M. Banks, Ph.D General Partner, Red Planet Capital Partners (private investment firm). Formerly President and CEO, Erim International, Inc. (specialized technologies developer) and past dean of the College of Engineering at the University of Michigan David M. Risley Retired. Formerly SVP and CFO, La-Z-Boy Incorporated (residential furniture) Jeffry N. Quinn Chairman of the Board, President, and CEO of Solutia, Inc. (specialty chemical and materials company) William E. Aziz Chief Restructuring Officer of Hollinger, Inc. and President of BlueTree Advisors (operational, financial and strategic planning advisory services) Steven J. Lebowski* President of Steven J. Lebowski PC (attorney and certified public accountant); VP and part-owner of Architectural Door and Millworks (wholesale distributor of doors with 20 employees and less than $5 million in annual sales) Kent B. Herrick* Most recently VP of Global Business Development, Tecumseh Products Company * Herrick and Lebowski were hand-picked by “the Herricks” pursuant to settlement agreement www.tecumseh.com 47

New, Deeper Management Team Ed Buker Chairman, President & CEO Formerly, President and Chief Executive Officer of Citation Corporation; extensive global automotive background with Visteon, United Technologies, BMW and Honda Jim Nicholson Vice President, Treasurer, and CFO Formerly Partner at PricewaterhouseCoopers; seven years with Tecumseh, five of those as CFO Jim Wainright Vice President, Global Operations Formerly SVP of Operations for A.O. Smith Corporation, as well as operations management experience with United Technologies and Lear Corporation Jim Cristiano Vice President, Global Supply Formerly Director of Central Purchasing, Visteon Corporation www.tecumseh.com 48

New, Deeper Management Team Lynn Dennison Vice President, Law & Risk Management, Secretary & General Counsel Formerly General Counsel, Corporate Secretary and Assistant VP for Corporate Affairs and Compliance and Ethics, Honda of America Tim Atzinger Vice President, Global Human Resources Formerly VP Human Resources, Handleman Company, as well as senior HR roles at Phillips Electronics Seshu Seshasai Vice President, Global Engineering Formerly VP R&D and Engineering of Newell Rubbermaid, senior level positions at Textron and The Stanley Works Pat Canavan Vice President, Global Sales and Marketing Formerly Exec. Director of New Business Development, Walbridge Construction Co., as well as President of LG Phillips Displays USA Marika Diamond Director of Global Communications Formerly Director of World Wide Public Relations and Communications for Hayes Lemmerz, International (global automotive supplier) www.tecumseh.com 49

Driving Progress, Building Momentum Operating profit and net income • Recession-driven volume declines have driven lower-than-desired results More effectively managing working capital • June 2008: Inv $156 MM • March 2009: Inv $112 MM www.tecumseh.com 50

Appendix Section C: Herrick Background www.tecumseh.com 51

Who are the Herrick Foundation and the Herricks? The Herrick Foundation is a charitable organization controlled by three-person board, including Todd and Kent Herrick • Todd W. Herrick: Removed as Company’s Chairman, President & CEO in 2007, when the Company was on the brink of bankruptcy • Kent. B. Herrick: Removed from management position in 2007, when the Company was on the brink of bankruptcy The Herricks seek to regain control of the Company • Despite owning less than 1% of the economic interest directly and controlling less than 5% of the economic interest through the Foundation, a prospect that contradicts basic principles of good governance and fairness to all shareholders • Despite bringing the Company to the very brink of bankruptcy through, we believe, antiquated operating structures and parochial management style They have appointed two current Board members — Kent Herrick and Steve Lebowski — and now desire to name a total of 4 of the 7 members of the Board The Herricks oppose the recapitalization proposal, which is substantively the same recapitalization proposal they proposed and supported only months ago, in order to garner support in the November proxy contest www.tecumseh.com 52

Herrick Agenda - Relentless Pursuit of Control, Wasted Resources Since their removal, the Herricks have repeatedly attempted to regain control over the Company and taken action to protect their disproportionate voting power • Early 2007. Todd Herrick caused the Herrick Foundation to nominate three people to the then five-person Board. The Board did not oppose the Herricks’ nominees and expanded the Board to seven, thereby assuring Board representation for the Herricks. The Herricks responded with a lawsuit to enforce their “right” to elect a majority of Directors, but eventually settled for two representatives on the seven-person Board. • Fall 2008. Having reduced its total economic ownership to less than 5%, the Herrick Foundation sues the Company to call a Special Meeting in an attempt to remove two independent directors who participated in the Herricks’ removal and appoint four members of the seven-member Board. After extensive litigation and a costly proxy contest, the Herricks fail to win shareholder support. • December 2008. FIRST the Herricks announced their support for a recapitalization during their proxy solicitation for the Fall 2008 proxy contest. It would, among other things, dilute their disproportionate voting interest and align economic and voting interest among ALL shareholders. THEN, the Herricks sue the Company to block a recapitalization. • Spring 2009. The Herricks launch another proxy contest to acquire control of the Board (4 of 7 seats). Once again, they refuse a compromise offer of significant Board representation and oppose a recapitalization plan that was substantially similar to what they supported only months before. • Summer 2009. Herricks bring legal action seeking to change the Annual Meeting date to preclude shareholder vote on the recapitalization. They knew the date was set based on the SEC’s likely approval schedule, yet they told the Court otherwise and forced the Company to waste resources responding to their frivolous filing. www.tecumseh.com 53

The Herricks’ Claims Are Unsupported by the Facts In connection with the November special meeting, the Herricks claimed their attempt to remove and replace two directors was not about control, but was instead about “selecting independent and highly qualified directors.” • Reality: since their removal from management of the Company, the Herricks have repeatedly sought to reassert control, whether through proxy contests or wasteful litigation. Now that the Board has nominated four new directors for election, all of whom are independent and highly qualified, it is clear that the Herricks’ actions are motivated by a desire for control. In the fall of 2008, the Herricks repeatedly told shareholders it supported a recapitalization of the Company, going so far as to say, “This is a major component of Herrick Foundation’s platform.” • Reality: they now oppose a recapitalization substantially similar to the one they supported only months before to garner support in their proxy contest. Is it really a “major component” of their platform? The Herricks admit that they oppose the recapitalization that is in the best interests of all shareholders because they wish to preserve their disproportionate voting power The Herricks claim that the Board “missed opportunities” to sell the Company. • Reality: during the spring and summer of 2008, the Board conducted an extensive review of strategic alternatives, determining that there was insufficient interest from potential acquirers. In fact, during the summer of 2008, the Herricks marketed the Company without the Board’s authorization to potential buyers but never approached the Board with any possible transactions, because, we believe, these attempts did not result in any purchase offers or evenan expression of interest from any p otential buyers. www.tecumseh.com 54

The Herricks’ Claims Are Unsupported by the Facts The Herricks claim that they have cooperated with the Department of Justice Antitrust Division in its ongoing investigation. • Reality: the DOJ expressly carved out Todd and Kent Herrick from the Company’s conditional leniency agreement, based on, we believe, their failure to cooperate with investigating authorities. Documents and witness testimony revealed during the investigations suggest that, at a minimum, the Herricks had direct knowledge of questionable business practices and potentially illegal anti-competitive activity. As a result, they remain subject to potential criminal prosecution. In addition, Gerso n Verissimo, former President of Tecumseh do Brazil, a longtime associate of the Herricks, has been named in enforcement proceedings by Brazilian antitrust authorities. As late as June 2008, Todd and Kent Herrick, and their lawyers and financial advisors, were collaborating with Gerson Verissimo in unauthorized efforts to market the Company and restore the Herricks to control. The Herricks claim their nominees are independent and “well qualified” to serve as directors of Tecumseh • Reality: all of their nominees have prior relationships with Honigman, Miller, Schwartz and Cohn, the law firm representing Todd and Kent Herrick personally, the Herrick Foundation and the Herrick Family Trusts. Apart from Tecumseh, a company that he helped manage to the brink of bankruptcy, Kent Herrick has no public company experience. To our knowledge, Steve Lebowski has never served as an executive officer at a public or private company with significant revenue and Messrs. Seikel and Savas have never served on the board of a public company. When Todd Herrick managed Tecumseh, it almost went bankrupt and failed its SOX testing in three consecutive years. The Herricks claim that the Company has not “managed its business to maximize cash flows,” implying that they could do better. • Reality: the Herricks “managed” the Company to the brink of bankruptcy with negative free cash flows of $78.8 million, $97.3 million and $156.5 million in 2004, 2005 and 2006 respectively. The Herricks then proposed a cash dividend during the worst economic downturn since the Great Depression. In addition, the Michigan Attorney General brought an action against the Herricks raising questions regarding misuse of the assets of the Herrick Foundation. www.tecumseh.com 55

Inconsistent Herrick Positions Kent Herrick’s record as a Tecumseh director is marked by often arbitrary positions and an apparent unwillingness to fulfill his fiduciary duties at times. • FOR asset sales (e.g., 8/23/07, 11/6/08, 7/15/08) — as part of unanimous Board votes — but still sided with Herrick Foundation in accusing current management/Board of unwillingness to consider asset sales • BLOCKED the formation of a special committee to engage in discussions with the Herrick Foundation regarding strategic alternatives despite his clear conflicts of interest (and subsequently voted against delegation to the Governance and Nominating Committee) (spring 2008) • ADMITTED in sworn testimony to providing nonpublic and confidential corporate information to third parties as part of the unauthorized effort to market and sell the company • AGAINST key modernization initiatives, including: - Best-Cost Country strategy (6/3/08) - Global Oracle system (2/5/08) - Moving operations from Tecumseh, Michigan (11/6/07) - “Pay for performance” compensation structure (12/4/07) - Formation of committees to explore strategic alternatives (3/08) • REFUSED to cooperate with anti-trust investigation while sitting as a director • CLAIMED the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and the Form S-4/Proxy Statement contained material misstatements or omitted material information but REFUSED to provide specific details of such claims DESPITE being advised that his conduct might constitute a breach of his fiduciary duties. Subsequently REFUSED to sign the Company’s Annual Report on Form 10-K and the Form S-4/Proxy Statement (3/09) • REFUSED to participate in the board and committee evaluation process (12/08), despite approving the policy mandating this evaluation process (8/26/08) www.tecumseh.com 56

Inconsistent Herrick Positions Steve Lebowski’s record as a Tecumseh director is marked by often arbitrary positions, lack of independence from the Herricks and an apparent lack of sophistication. • AGAINST delegation of authority to the Governance and Nominating Committee to engage in discussions with the Herrick Foundation regarding strategic alternatives after voting FOR formation of a special committee to perform the same function. The only difference was that in the intervening time period, Kent Herrick voiced his disapproval of the delegation (spring 2008) • AGAINST the Company’s recapitalization proposal (2/21/09) after previously voting FOR a similar proposal (8/26/09) • FOR the adoption of the Company’s “say on pay” policy but AGAINST opposition to the Herrick’s proposal that the Board adopt a “say on pay” policy • APPROVED the form of Ed Buker’s amended employment agreement at the Board level (11/4/08). ABSTAINED from the Compensation Committee’s approval of minor revised terms (11/10/08), but in the context of the current proxy fight, asked that the Board consider the terms previously approved by the Compensation Committee and voted AGAINST these terms (3/4/09) • REFUSED to participate in the board and committee evaluation process (12/08, 7/09), despite approving the policy mandating this evaluation process (8/26/08) • FAILED to support the Audit Committee’s review of the Company’s internal controls, which was initiated in light of possible anti-competitive activity occurring at the Company (6/09) www.tecumseh.com 57

Herrick Track Record 1995 — 2006 Net Cash Position (Cash Less Debt) Under Herrick Management www.tecumseh.com 58

Our Track Record Cash Position (Cash Less Debt) Under Current Management www.tecumseh.com 59

Important Proxy Information Tecumseh Products Company has filed a definitive proxy statement/prospectus and other relevant documents concerning the special meeting with the United States Securities and Exchange Commission (“SEC”) on July 10, 2009. Before soliciting proxies, the Company will provide shareholders with the definitive proxy statement/prospectus. The Company advises shareholders to read the definitive proxy statement/prospectus because it contains important information about the Company and certain proposals to be presented to a vote of shareholders at its 2009 Annual Meeting. Shareholders may obtain free copies of the definitive proxy statement/prospectus and other documents the Company files with the SEC at the SEC’s website at www.sec.gov. They may also access a copy of the Company’s definitive proxy statement/prospectus by accessing www.tecumseh.com. In addition, shareholders may obtain a free copy of the definitive proxy statement by contacting Georgeson Inc. toll free at (866) 203-1198 (ba nks and brokers call (212) 440-9800). The Company, its directors, some of its executive officers and certain other of its employees are participants in the solicitation of proxies in respect of the matters to be considered at the annual meeting. Information about the participants is set forth in the definitive proxy statement/prospectus. Information about the participants’ direct or indirect interests in the matters to be considered at the annual meeting is also contained in the proxy statement/prospectus referred to above. www.tecumseh.com 60